UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2013

DARLING INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2013, Darling International Inc., a Delaware corporation (“Darling”), and VION Holding N.V., a Dutch limited liability company (“VION”), entered into a Sale and Purchase Agreement (the “SPA”), pursuant to which Darling will acquire all of the shares of VION Ingredients Nederland (Holding) B.V., VION Ingredients International (Holding) B.V., and VION Ingredients Germany GmbH (collectively, the “Companies”) for EUR 1.6 billion, upon the terms and subject to the conditions set forth in the SPA. Each of the Companies is a wholly-owned subsidiary of VION. At the consummation of the contemplated transaction, the Companies will directly or indirectly own all of the shares of the subsidiaries in VION’s Ingredients division and the interests in various operating joint ventures in VION’s Ingredients division (collectively, the “Group Companies”). The Group Companies together conduct the business of the development, production, and marketing and sale of products of animal origin (the “Ingredients Business”).

In connection with the SPA, on October 5, 2013, Darling received commitments (the “Commitments”) (i) from JPMorgan Chase Bank, N.A. (“JPMorgan”) and Bank of Montreal, acting under its trade name BMO Capital Markets (“BMO”), with respect to a $1.0 billion revolving facility and a $350 million term loan A facility and (ii) from JPMorgan, BMO and Goldman Sachs Bank USA with respect to a $1.2 billion term loan B facility and a $1.3 billion senior unsecured bridge facility, pursuant to commitment letters to finance the transaction. The Commitments are subject to the satisfaction of certain closing conditions and execution of definitive documentation regarding such loans.

Darling and VION have each made customary representations, warranties, and covenants in the SPA, including, among others, VION’s covenants (i) to use all reasonable efforts to cause each Group Company to conduct the Ingredients Business in the ordinary and usual course between the execution of the SPA and the closing, subject to certain exceptions, (ii) to avoid incurring any loss or making any payment under any cash pool or netting arrangement of the benefit of any party other than the Group Companies, (iii) to cause all positions under foreign exchange agreements to be unwound on customary terms by the closing, and (iv) not to solicit any of the employees of the Ingredients Business for a certain period of time.

The closing is subject to the following customary conditions: (i) merger clearance from the relevant competition authorities, (ii) compliance with relevant works council and trade union procedures, and (iii) completion of the debt settlement plan and all the steps necessary to transfer the Ingredients Business to the Group Companies and carve out any other business from the Group Companies.

The foregoing description of the SPA is not a complete description of all of the parties’ rights and obligations under the SPA and is qualified in its entirety by this reference to the SPA, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties, and covenants contained in the SPA were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the SPA; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of Darling, the Ingredients Business, VION, or any of their respective subsidiaries, affiliates, or businesses. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the SPA, which subsequent information may or may not be fully reflected in public disclosures by Darling. Accordingly, investors should read the representations, warranties, and covenants in the SPA not in isolation but only in conjunction with the other information about Darling or VION that the respective companies include in reports, statements, and other filings Darling makes with the Securities and Exchange Commission or VION makes under applicable laws in the Netherlands.

In connection with the acquisition of the Ingredients Business, Darling’s Board of Directors expects to appoint Dirk Kloosterboer, the CEO of the Ingredients Business, to the Darling Board of Directors.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigations Reform Act of 1995 regarding the business operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “ begin,” “ look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the fulfillment of all conditions to the closing of the acquisition of the Ingredients Business from VION; disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting Darling’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims asserting intellectual property infringement; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in Darling’s filings with the Securities and Exchange Commission, including those contained in its Form 10-K for the fiscal year ended December 29, 2012, which was filed February 27, 2013. Darling assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

2.1	Sale and Purchase Agreement, dated as of October 5, 2013, by and between Darling International Inc. and VION Holding N.V. (certain immaterial schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: October 10, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Sale and Purchase Agreement, dated as of October 5, 2013, by and between Darling International Inc. and VION Holding N.V. (certain immaterial schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request).